EXHIBIT 32.1
DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q of Diebold Nixdorf, Incorporated (Company) for the quarter ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Octavio Marquez, President and Chief Executive Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
1The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date:	May 02, 2024	/s/ Octavio Marquez
Octavio Marquez
President and Chief Executive Officer (Principal Executive Officer)